SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2002

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS

On November 6, 2002, the Registrant entered into Amendment Number Seven (the "Amendment") to its Amended and Restated Revolving Credit Agreement. The Amendment is filed herewith as Exhibit 99.1.

On November 8, 2002, the Registrant issued a Press Release concerning the planned consolidation of the manufacture of blow molding machines and special mold bases. The Press Release of the Registrant is filed herewith as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	Amendment Number Seven, dated as of November 6, 2002 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, among MILACRON INC., MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH; MILACRON B.V., the lenders listed therein, Deutsche Bank Trust Company Americas, as Agent and PNC Bank, as Documentation Agent.

99.2	Press Release issued by Milacron Inc. on November 8, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	November 8, 2002	By:	/s/Robert P. Lienesch

Robert P. Lienesch Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment Number Seven, dated as of November 6, 2002 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, among MILACRON INC., MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH; MILACRON B.V., the lenders listed therein, Deutsche Bank Trust Company Americas, as Agent and PNC Bank, as Documentation Agent.

99.2	Press Release issued by Milacron Inc. on November 8, 2002